UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 07, 2025

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 207-878-2770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	ICCC	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 7, 2025, ImmuCell Corporation (the “Company”) entered into a Loan Agreement, Promissory Note, and other definitive agreements covering a loan transaction with Maine Community Bank (MCB). Proceeds from such loan transaction in the principal amount of $2,327,119, and bearing interest at a fixed rate of 6.5% per annum, were used to pay off a loan from MCB with an outstanding balance of $1,525,852 that was bearing interest at a fixed rate of 7% per annum and a loan from the Finance Authority of Maine (FAME) with an outstanding balance of $768,209 that was bearing interest at a fixed rate of 8% per annum.

The loan is secured by a security interest with respect to substantially all of the Company’s assets. The Company’s failure to make timely payments of principal and interest, or otherwise comply with the terms of its agreements with MCB, would entitle MCB to accelerate the maturity of such debt and demand repayment in full.

The foregoing descriptions of the Loan Agreement and the Promissory Note are qualified in their entirety by reference to the Loan Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference, and to the Promissory Note, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits.

10.1	Loan Agreement between the Company and Maine Community Bank dated as of August 7, 2025.
10.2	Promissory Note executed by the Company in favor of Maine Community Bank dated as of August 7, 2025.
99.1	Press Release of the Company dated August 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCELL CORPORATION

Date: August 12, 2025	By:	/s/ Michael F. Brigham
Michael F. Brigham
President and Chief Executive Officer

Date: August 12, 2025	By:	/s/ Timothy C. Fiori
Timothy C. Fiori
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Loan Agreement between the Company and Maine Community Bank dated as of August 7, 2025.
10.2	Promissory Note executed by the Company in favor of Maine Community Bank dated as of August 7, 2025.
99.1	Press Release of the Company dated August 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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